Exhibit 99.2
Fourth Quarter 2025 Continuing Operations Supplemental Slides February 19, 2026

p. 2 This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC’s Fair Disclosure Regulation. This presentation contains certain “forward looking” statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding our future prospects and performance, including our expectations with respect to our financial performance, our 2026 financial results, our expectations regarding the performance of our business following the completion of the sale of the Products & Healthcare Services business, our cost saving initiatives, future indebtedness and growth, industry trends, as well as statements related to our expectations regarding the performance of our business, including our ability to address macro and market conditions. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to the Accendra Health, Inc.’s (the Company)’s Annual Report on Form 10-K for the year ended December 31, 2025, expected to be filed with the SEC on or around February 20, 2026, including the section captioned “Item 1A. Risk Factors,” as applicable, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.accendrahealth.com. Given these risks and uncertainties, the Company can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. The Company specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). In general, the measures exclude items and charges that (i) management does not believe reflect the Company’s core business and relate more to strategic, multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, evaluate the balance sheet, engage in financial and operational planning, and determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on its financial and operating results and in comparing the Company’s performance to that of its competitors. However, the non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered substitutes for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated. Safe Harbor

p. 3 2026 Continuing Operations Outlook & Modeling Assumptions Modeling Assumptions(1) Full Year 2026 Outlook Revenue $2.55 - $2.65 billion Adjusted EBITDA (2) $335 - $355 million Interest Expense $115 - $120 million Adjusted Effective Tax Rate 29.0% - 30.0% Diluted Weighted Average Shares Outstanding ~79 million Gross Capital Expenditures $160 - $170 million (3) Free Cash Flow $90 - $110 million (2) 1. Company outlook and modeling assumptions are assumptions used for 2026 adjusted EBITDA guidance, and the Company undertakes no obligation to update such assumptions subsequent to the date of this presentation (February 19, 2026). Please see Form 8-K filed by Accendra Health, Inc. with the SEC on or around February 19, 2026, for additional financial information. 2. Although the Company does provide guidance for adjusted EBITDA and free cash flow (which are non-GAAP financial measures), it is not able to forecast the most directly comparable measures calculated and presented in accordance with GAAP without unreasonable effort. Certain elements of the composition of the GAAP amounts are not predictable, making it impracticable for the Company to forecast. Such elements include, but are not limited to, restructuring and acquisition charges, which could have a significant and unpredictable impact on our GAAP results. As a result, no GAAP guidance or reconciliation of the Company’s adjusted EBITDA guidance or free cash flow guidance is provided. The outlook is based on certain assumptions that are subject to the risk factors discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). See slide 6 for a reconciliation of historical adjusted EBITDA and free cash flow to the most directly comparable GAAP measure. 3. Does not include proceeds from sale of patient service equipment.

p. 4 Net Revenue Supplemental Information $2,762 $2,600 2025 Actual Large Commercial Payor Volume Growth Collection Rate Improvement Pricing Growth 2026 Outlook Midpoint Millions $2,000 $2,100 $2,200 $2,300 $2,400 $2,500 $2,600 $2,700 $2,800 $2,900 $3,000

p. 5 $375 $345 Millions $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Adjusted EBITDA Supplemental Information (1) 1. Although the Company does provide guidance for adjusted EBITDA (which is a non-GAAP financial measures), it is not able to forecast the most directly comparable measure calculated and presented in accordance with GAAP without unreasonable effort. Certain elements of the composition of the GAAP amounts are not predictable, making it impracticable for the Company to forecast. Such elements include, but are not limited to, restructuring and acquisition charges, which could have a significant and unpredictable impact on our GAAP results. As a result, no GAAP guidance or reconciliation of the Company's adjusted EBITDA guidance is provided. The outlook is based on certain assumptions that are subject to the risk factors discussed in the Company's filings with the Securities and Exchange Commission ("SEC"). See slide 6 for a reconciliation of historical adjusted EBITDA and free cash flow to the most directly comparable GAAP measure.

p. 6 Reconciliation of 2025 Adjusted EBITDA and Free Cash Flow In millions Year Ended December 31, 2025 Loss from continuing operations, net of tax, as reported (GAAP) (103) $ Income tax provision 1 Interest expense, net 107 Acquisition-related charges and intangible amortization 96 Transaction breakage fee 80 Exit and realignment charges, net 18 Transaction financing fees, net 18 Litigation and related charges 2 Other depreciation and amortization 141 Stock compensation 12 Other 2 Adjusted EBITDA (non-GAAP) 375 Non-cash convert to sale write off expense 47 Patient service equipment capital expenditures (189) Interest paid (135) Free cash flow (non-GAAP) 98 $

p. 7 P&HS Sale Proceeds Supplemental Information (1) Includes customary transaction closing adjustments such as cash, debt like items, and working capital. (2) Represents midpoint of $12 million to $15 million current estimated range. In millions Preliminary purchase price 375 $ Preliminary purchase price adjustments (1) (33) December 31, 2025 P&HS proceeds 342 Estimated purchase price adjustment receivable (1)(2) 14 Estimated final purchase price 356 $ December 31, 2025 P&HS proceeds 342 $ Settlement of P&HS AR securitization bank obligation (66) Other cash 6 Cash and cash equivalents 282 $ Reconciliation of P&HS Purchase Price Reconciliation of Cash as of December 31, 2025